SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                ______________


                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                          the Securities Act of 1934



Date of Report (Date of earliest event reported)  March 9, 1994



                              LIZ CLAIBORNE, INC.
            (Exact name of registrant as specified in its charter)

              Delaware                   0-9831           13-2842791
    (State or other jurisdiction of     (Commission      (I.R.S. Employer
    incorporation or organization)      File Number)     Identification No.)



                                 1441 Broadway
                              New York, NY 10018
                   (Address of Principal Executive Offices)



Registrant's telephone number, including area code:  (212) 354-
4900



_________________________________________________________________
         (Former name or former address, if changed since last report)









Item 8.  Change in Fiscal Year.


On March 9, 1994, the Board of Directors of Liz Claiborne, Inc. (the "Company") determined to change the Company's fiscal year end from the last Saturday in December to the Saturday closest to December 31, commencing with the 1994 fiscal year. For the 1994 fiscal year, there will be no transition period since the Company's fiscal year ends on December 31, 1994 whether the former or the new fiscal year is in effect.













































                                         SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    LIZ CLAIBORNE, INC.



Dated:  March 22, 1994              By: /s/ Samuel M. Miller
                                        Samuel M. Miller
                                        Senior Vice President - Finance
                                       Chief Financial and Accounting Officer